Exhibit 10.2

MARRIOTT INTERNATIONAL, INC.

10400 Fernwood Road

Bethesda, Maryland 20817

May 30, 2012

HPT TRS MRP, Inc.

c/o Hospitality Properties Trust

Two Newton Place

255 Washington Street, Suite 300

Newton, Massachusetts  02458-1634

Attn:  John G. Murray, President

Re:                               T-234 FF&E Reserve Contributions

Dear Mr. Murray:

Reference is made to that certain HPT portfolio of properties (collectively, the “Portfolio Properties” and each, a “Portfolio Property”) known commonly as T-234 (the “T-234 Portfolio”).  Effective as of January 1, 2011, HPT TRS MRP, Inc. (“TRS”) entered into Amended and Restated Management Agreements (collectively, the “Management Agreements”) with certain affiliates and subsidiaries of Marriott International, Inc. (collectively with Marriott International, Inc., “MI”), and TRS, Hospitality Properties Trust and certain of its affiliates and subsidiaries (collectively with TRS, “HPT”) and MI, as applicable, entered into certain other agreements and documents relating to the Portfolio Properties (collectively with the Management Agreements, the “T-234 Documents”).  Terms used but not defined herein shall have the meanings ascribed to such terms in the T-234 Documents.

Notwithstanding the provisions of the Addendum to any of the Management Agreements or any term or provision in any of the other T-234 Documents to the contrary, and for the purposes set forth in each of the T-234 Documents, HPT and MI hereby agree that, effective as of January 1, 2012, the “Reserve Deposit Percentage” with respect to each Portfolio Property (the “Applicable Reserve Deposit Percentage”), shall be as follows with respect to each noted Fiscal Year:

Fiscal Year	Reserve Deposit Percentage
2012	0%

2013	Applicable Reserve Deposit Percentage, less 3%

2014	Applicable Reserve Deposit Percentage, less 0.5%

2015 through 2025	Applicable Reserve Deposit Percentage, plus 0.5%

For illustration purposes only, the Addendum to the Management Agreement for the Courtyard Houston Hobby Airport, Texas (the “CY Houston Hobby”) states that the “Reserve Deposit Percentage” for all Accounting Periods during the Term is equal to five percent (5%) of Gross Revenues for each such Accounting Period.  As a result of this letter agreement, the “Reserve Deposit Percentage” for the CY Houston Hobby shall be as follows:  (i) for FY2012, zero percent (0%), (ii) for FY2013, two percent (2%), (iii) for FY2014, four and one-half percent (4.5%), and (iv) for FY2015 through FY2025, five and one-half percent (5.5%).

Any amounts deposited into the Reserves prior to the date of this letter during FY2012 with respect to any Portfolio Properties shall be released from the Reserves and accounted for in accordance with the T-234 Documents, it being acknowledged and agreed that such amounts shall not be treated as Deductions thereunder.

Except as modified as set forth in this letter agreement, all terms and provisions in the T-234 Documents are hereby ratified and confirmed and shall remain in full force and effect.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

Please confirm your agreement to the foregoing terms and conditions by countersigning one copy of this letter agreement in the space hereinbelow provided.

Very Truly Yours,

MARRIOTT INTERNATIONAL, INC.,

By:	/s/ Michael E. Dearing
Name:	Michael E. Dearing
Title:	Authorized Signatory

MARRIOTT HOTEL SERVICES, INC.

By:	/s/ Michael E. Dearing
Name:	Michael E. Dearing
Title:	Authorized Signatory

RESIDENCE INN BY MARRIOTT, LLC

By:	/s/ Michael E. Dearing
Name:	Michael E. Dearing
Title:	Authorized Signatory

COURTYARD MANAGEMENT CORPORATION

By:	/s/ Michael E. Dearing
Name:	Michael E. Dearing
Title:	Authorized Signatory

SPRINGHILL SMC, LLC

By:	/s/ Michael E. Dearing
Name:	Michael E. Dearing
Title:	Authorized Signatory

TOWNEPLACE MANAGEMENT, LLC

By:	/s/ Michael E. Dearing
Name:	Michael E. Dearing
Title:	Authorized Signatory

Accepted and agreed to as of
the date first written above:

HPTMI PROPERTIES TRUST

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President

HOSPITALITY PROPERTIES TRUST

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President

HPT TRS MRP, INC.

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President